UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2011

BNC BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of	(Commission	(IRS Employee
incorporation or organization)	File No.)	Identification No.)

1226 Eastchester Drive
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 21, 2011, BNC Bancorp, a North Carolina corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) with KeySource Financial, Inc., a North Carolina corporation (“KeySource”), pursuant to which KeySource will, on the terms and subject to the conditions set forth in the Agreement, merge with and into the Company so that the Company is the surviving corporation in the merger (the “Merger”).   Simultaneous with the Merger, or as soon as is practicable thereafter, KeySource Commercial Bank, a North Carolina banking corporation and a wholly-owned subsidiary of KeySource, will be merged with and into Bank of North Carolina, a North Carolina banking corporation and a wholly-owned subsidiary of the Company (the “Bank Merger”). The Company and KeySource anticipate that the Merger will close in the second quarter of 2012, subject to customary closing conditions, including regulatory approval.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of KeySource issued and outstanding immediately before the Effective Time (the “KeySource Common Stock”), except for shares of KeySource Common Stock owned by KeySource or the Company or any of their respective wholly owned subsidiaries (other than certain trust account shares), shall be converted into the right to receive one share of common stock, no par value per share, of the Company.  Any holder of shares of KeySource Common Stock who perfects such holders’ dissenters’ rights of appraisal in accordance with and as contemplated by the North Carolina Business Corporation Act (“NCBCA”) shall be entitled to receive the value of such shares in cash as determined pursuant to such provision of the NCBCA.

The Agreement requires KeySource to call a meeting of its shareholders to be held as soon as reasonably practicable after the date of the Agreement for the purpose of obtaining the requisite shareholder approval required in connection with the Merger.  The Agreement also requires the Company to offer one member of the KeySource board of directors (the “KeySource Board”) a seat as a non-management member on the Company’s board of directors until the Company’s next annual meeting of shareholders following the Effective Time, and the Company shall use all reasonable efforts to arrange for such member to sit for election to a regular term at the Company’s next annual meeting of shareholders. The Company is also required to offer, for a concurrent period of time, one member of the KeySource Board a seat as a non-management  member on the board of directors of each subsidiary of the Company the composition of which is the same as the Company’s then-current board of directors.

Pursuant to the Agreement, prior the Effective Time, Donald R. Draughon, Chief Executive Officer of KeySource, shall have entered into an employment agreement with the Company and Bank of North Carolina, which shall become effective only upon consummation of the Merger. The obligation of the Company to effect the Merger is subject to the satisfaction or waiver by the Company, at or before the Effective Time, of certain conditions, including, but not limited to, (i) each member of the KeySource Board having executed and delivered a support agreement to the Company; (ii) each member of the KeySource Board having executed and delivered a noncompete agreement to the Company; (iii) each member of the KeySource Board (and the boards of directors of KeySource’s subsidiaries) having submitted their resignations to be effective as of the Effective Time and (iv) KeySource’s classified assets (as defined in the Merger Agreement) not exceeding $20 million as of the Effective Time.

The Agreement includes detailed representations, warranties and covenants of the Company and KeySource and termination provisions customary for transactions of this type. From the date of the Agreement to the Effective Time, KeySource has agreed to, among other things, conduct its business and the business of its subsidiaries in the ordinary course in all material respects and use commercially reasonable best efforts to maintain and preserve intact their business organization and advantageous business relationships and retain the services of their key officers and employees. KeySource has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire KeySource and it has agreed to certain restrictions on its ability to respond to such proposals, as more fully described in the Merger Agreement.

The separate existence of KeySource Commercial Bank shall cease upon the effective time of the Bank Merger.  Bank of North Carolina shall be the surviving bank in the Bank Merger and shall remain a wholly-owned subsidiary of the Company.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Forward-looking Statements

This Current Report on Form 8-K (this “Report”) contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of BNC Bancorp and its subsidiary, Bank of North Carolina, could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the Merger; management plans relating to the Merger; the expected timing of the completion of the Merger; the ability to complete the Merger considering the various closing conditions, including those conditions related to regulatory approval; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the Merger may not be timely completed, if at all; that, prior to the completion of the transaction, KeySource’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in BNC Bancorp’s SEC reports, including but not limited to the risks described in BNC Bancorp’s Annual Report on Form 10-K for its fiscal year ended December 31, 2010 and its most recent Quarterly Report on Form 10-Q. BNC Bancorp assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger by and between KeySource Financial, Inc. and BNC Bancorp, dated as of December 21, 2011

99.1	Press Release announcing the Merger, dated December 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2011

BNC BANCORP, INC.

By:	/s/ David B. Spencer
David B. Spencer
Executive Vice President & Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger by and between KeySource Financial, Inc. and BNC Bancorp, dated as of December 21, 2011

99.1	Press Release announcing the Merger, dated December 21, 2011